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                                                                       EXHIBIT 5

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FIRST SUNAMERICA                                        | SEND APPLICATION AND CHECK TO:                     -----|
LIFE INSURANCE COMPANY                                  | FIRST SUNAMERICA LIFE INSURANCE COMPANY                 |
733 THIRD AVENUE, FOURTH FLOOR                          | P.O. BOX 100357                                         |
NEW YORK, NEW YORK 10017                                | LOS ANGELES, CA 91189-0357                              |
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VARIABLE ANNUITY APPLICATION
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1. ANNUITANT                                             2. JOINT ANNUITANT

(a) Name __________________________________________      (a) Name __________________________________________
(b) Address _______________________________________      (b) Address _______________________________________
    City __________________________________________          City __________________________________________
    State ________________________ Zip ____________           State ________________________ Zip ___________
(c) M [ ] F [ ]                                          (c) M [ ] F [ ]
(d) Social Security No. ___________________________      (d) Social Security No. ___________________________
(e) Date of Birth _________________________________      (e) Date of Birth _________________________________
Monthly Annuity Payments to begin on the date
listed here: ______________________________________
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3. OWNERSHIP                                             4. JOINT OWNERSHIP
   (Complete only if different from Annuitant)              (Joint Owner must be Spouse and Primary Beneficiary)

(a) Name __________________________________________      (a) Name __________________________________________
(b) Address _______________________________________      (b) Address _______________________________________
    City __________________________________________          City __________________________________________
    State ________________________ Zip ____________          State _____________________________ Zip________
(c) Social Security No. ___________________________      (c) Social Security No. ___________________________
(d) Date of Birth _________________________________      (d) Date of Birth _________________________________
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5. BENEFICIARIES (Show full names[s], relationship[s] and percentage each is to receive)

Primary Beneficiary ________________________________________________________________________________________

Contingent Beneficiary _____________________________________________________________________________________
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6. TYPE OF PLAN                                          7. QUALIFIED TAX DEFERRED RETIREMENT PLANS

(a) [ ] Qualified (Complete Item 7)                      [ ] TERMINAL      [ ] Direct Funding from Qualified Plan
    [ ] Nonqualified      [ ] 1035 Exchange                  FUNDING       [ ] 1035 Exchange
                                                                               -----------------------------------
(b) Initial Purchase Payment $_____________________      [ ] 401 QUALIFIED [ ] KEOGH (HR-10) Plan    [ ] 401 (k)
    Planned Subsequent Purchase Payments $_________          PLAN          [ ] Corporate Plan
    Subsequent purchase payments will be allocated                             HAS THE APPROPRIATE PLAN
    as shown unless otherwise directed.                                        BEEN ESTABLISHED: [ ] Yes [ ] No
                                                                               -----------------------------------
(c) TOTAL ALLOCATION MUST EQUAL 100%                     [ ] 403 (b)       [ ] Periodic Purchase [ ] 1035 Exchange
    PORTFOLIOS                                               TSA           [ ] Public School
    Money Market Portfolio ............ ___________%                       [ ] 501 (c) Non-Profit Organization
    Government and Quality Bond                                                Complete the acknowledgement on the
    Portfolio ......................... ___________%                           reverse side of this application
    Fixed Income Portfolio ............ ___________%                           -----------------------------------
    Growth Portfolio .................. ___________%     [ ] DEFERRED      [ ] Period Purchase [ ] 1035 Exchange
    High Yield Portfolio .............. ___________%         COMPENSATION                      [ ] Non-Qualified
    Capital Appreciation .............. ___________%                           -----------------------------------
    Foreign Securities Portfolio ...... ___________%     [ ] 408 IRA
    Convertible Securities Portfolio .. ___________%         TYPE OF PLAN  [ ] Employee        [ ] Working Spouse
    Multi-Asset Portfolio ............. ___________%                       [ ] Non-Working Spouse
    Strategic Multi-Asset Portfolio ... ___________%
    Natural Resources Portfolio ....... ___________%         SINGLE        [ ] SEP-IRA Rollover
    Target '98 Portfolio .............. ___________%         CONTRIBUTION  [ ] IRA Rollover from Qualified Plan
    GENERAL ACCOUNT ...................            %
                                        ===========          CONTINUING    [ ] Regular IRA Year _______________
                       TOTAL ALLOCATION     100    %         CONTRIBUTION  [ ] Regular IRA Rollover
                                        -----------                        [ ] Regular SEP-IRA Year ___________
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8. CUSTOMER IDENTIFICATION NUMBER, IF APPLICABLE.
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9. SPECIAL REQUESTS



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10. CHECK HERE IF YOU WISH TO RECEIVE A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION. [ ]
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11. IS THE ANNUITY APPLIED FOR TO REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY?   [ ] Yes  [ ] No
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FSA-CAP-APP1                                    FIRST SUNAMERICA                                    F-5271NB (8/95)
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12. I (WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS OF VARIABLE ANNUITY
ACCOUNT ONE AND ANCHOR SERIES TRUST. PAYMENTS AND VALUES PROVIDED BY THE
CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
TO DOLLAR AMOUNT. I (WE) CERTIFY, UNDER PENALTY OF PERJURY, THAT THE ABOVE
SOCIAL SECURITY NUMBER IS CORRECT.

This application has been signed in _________________________________, _________
                                                City                     State
on___________________________________________________ month _________day 19 ____

Signature                                       Signature
of Annuitant __________________________________ of Owner  ______________________
(Owner unless otherwise indicated)              (If other than Annuitant)
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13. AGENT'S REPORT                  If Yes,                   [ ] Life Insurance
                                    indicate which, cost      [ ] Annuity
Is the annuity to                   basis and submit
replace or change any               required replacement
existing life insurance  [ ] Yes    forms.
or annuity?              [ ] No     Cost Basis $______________

Signature of Agent _______________________________ Phone Number (___) __________

Name and Number of Agent _______________________________________________________

Name and Address of Firm _______________________________________________________

City_____________________________________________________ State ____  Zip ______
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                            TAX SHELTERED ANNUITIES
                                  403 (b) TSA
                         PARTICIPANT'S ACKNOWLEDGEMENT



I have entered into a salary reduction agreement [as defined in Internal Revenue Code Section 402(g)(3)(C)] with my employer. Under that agreement, contributions will be made to a retirement plan which receives favorable tax treatment under Section 403(b) of the Internal Revenue Code. The retirement plan is funded by a variable annuity contract issued by First SunAmerica Life Insurance Company.

I hereby acknowledge that I understand the restrictions on redemption imposed by Section 403(b)(11) of the Internal Revenue Code on the contributions made to a Section 403(b) retirement plan and the earnings thereon. I also acknowledge that I understand that there may be other investment alternatives available under my employer's Section 403(b) arrangement to which I may elect to transfer my contract value.

I have received a current prospectus for the variable annuity contract which funds my 403(b) retirement plan, and acknowledge that it includes an explanation of the withdrawal restrictions imposed by the Internal Revenue Code.

Dated
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(Signature of Participant)

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(Print Name of Participant)






F-5271NB (8/95)